UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2012
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AMCOL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	0-15661 Commission File Number	36-0724340 I.R.S. Employer Identification Number

2870 Forbs Avenue
Hoffman Estates, IL  60192
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 851-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]   Written communications pursuant to Rule 45 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting materials pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d – 2 (b) under the Exchange Act (17 CFR 240. 14d-2 (b))
[ ]   Pre-commencement communications pursuant to Rule 13e - 4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02            RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

On October 26, 2012, the registrant issued a press release to report results for its third quarter ended September 30, 2012.

That press release dated, October 26, 2012 and titled “AMCOL INTERNATIONAL CORPORATION (NYSE:ACO) REPORTS THIRD QUARTER RESULTS” is attached hereto as Exhibit 99.1.

ITEM 8.01            OTHER EVENTS

The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

On October 25, 2012, the registrant issued a press release to report revised results for its second quarter ended June 30, 2012 and the filing date for the second quarter Form 10-Q on October 30, 2012.”

That press release dated, October 25, 2012 and titled “AMCOL INTERNATIONAL CORPORATION (NYSE:ACO) REPORTS IMMINENT FILING OF SECOND QUARTER FORM 10-Q” is attached hereto as Exhibit 99.2.

ITEM 9.01            Financial Statements and Exhibits

(d)           The following exhibit is furnished with this document:

Number                  Exhibit

99.1	Press Release titled “AMCOL INTERNATIONAL (NYSE:ACO) REPORTS THIRD QUARTER RESULTS”

99.2	Press Release titled “AMCOL INTERNATIONAL (NYSE:ACO) REPORTS IMMINENT FILING OF SECOND QUARTER FORM 10-Q”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2012	AMCOL INTERNATIONAL CORPORATION By: /s/ Ryan F. McKendrick Ryan F. McKendrick President and Chief Executive Officer